UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Nektar Therapeutics

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your **Vote** Counts!

NEKTAR THERAPEUTICS

2022 Annual Meeting
Vote by June 7, 2022
11:59 PM Eastern Time



NEKTAR

NEKTAR THERAPEUTICS
ATTN: SECRETARY
455 MISSION BAY BOULEVARD SOUTH
SAN FRANCISCO, CA 94158

D84477-P69224

You invested in NEKTAR THERAPEUTICS and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 8, 2022.**

Get informed before you vote

View the Notice and Proxy Statement and Form 10-K Wrap online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 25, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 8, 2022
2:00 PM Pacific Time

Virtually at:
www.virtualshareholdermeeting.com/NKTR2022

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.comTHIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends1. Election of DirectorsNominees:1a. Diana M. Brainard For 1b. R. Scott Greer For2. To approve an amendment to our Amended and Restated 2017 Performance Incentive Plan to increase the aggregate number of shares of common stock authorized for issuance under the plan by 5,000,000 shares. For3. To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. For4. To approve a non-binding advisory resolution regarding our executive compensation (a “say-on-pay” vote). For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.D84478-P69224